                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                       MAC-GRAY CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                                                     N/A
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                              MAC-GRAY CORPORATION

                                22 WATER STREET
                         CAMBRIDGE, MASSACHUSETTS 02141

                                                                  April 19, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Mac-Gray Corporation (the "Company") to be held on Wednesday, May 23, 2001 at 9:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 (the "Annual Meeting").

    The Annual Meeting has been called for the purpose of (i) electing two Directors to hold office until the annual meeting of stockholders to be held in 2004, (ii) approving the Company's 2001 Employee Stock Purchase Plan, and
(iii) voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    After the formal portion of the Annual Meeting, there will be an informal session for the purpose of presenting a brief report on the Company and responding to your questions.

    The Board of Directors has fixed the close of business on March 30, 2001 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors of the Company recommends that you vote "FOR" the election of the two nominees of the Board of Directors of the Company and "FOR" the approval of the 2001 Employee Stock Purchase Plan.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY INTERNET PURSUANT TO THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

    ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS AS OF THE RECORD DATE, THEIR AUTHORIZED REPRESENTATIVES AND GUESTS OF THE COMPANY. ADMISSION WILL BE BY PRESENTATION OF YOUR TICKET OR BROKERAGE STATEMENT AND PROPER IDENTIFICATION. IF YOU ARE A REGISTERED STOCKHOLDER (YOUR SHARES ARE HELD IN YOUR NAME) AND PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR PROXY, DETACH YOUR TICKET FROM THE TOP PORTION OF THE PROXY CARD AND BRING THAT TICKET AND A FORM OF PERSONAL IDENTIFICATION WITH YOU TO THE MEETING. IF YOU ARE A BENEFICIAL OWNER (YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD), AND PLAN TO ATTEND THE MEETING, YOU SHOULD BRING A RECENT BROKERAGE STATEMENT SHOWING YOUR OWNERSHIP OF SHARES AND A FORM OF PERSONAL IDENTIFICATION.

                                         Very truly yours,

                                         /s/ Stewart Gray MacDonald
                                         STEWART GRAY MACDONALD
                                         CHAIRMAN OF THE BOARD AND
                                         CHIEF EXECUTIVE OFFICER

                              MAC-GRAY CORPORATION

                                22 WATER STREET
                         CAMBRIDGE, MASSACHUSETTS 02141
                                 (617) 492-4040

                ------------------------------------------------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 23, 2001
                ------------------------------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mac-Gray Corporation (the "Company") will be held on Wednesday, May 23, 2001 at
9:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 (together with adjournments or postponements thereof, the "Annual Meeting") for the purpose of considering and voting upon:

    1. The election of two Directors to hold office until the annual meeting of stockholders to be held in 2004 and until a successor is duly elected and qualified;

    2. The approval of the Company's 2001 Employee Stock Purchase Plan (the "Stock Purchase Plan"); and

    3. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on March 30, 2001 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

    In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                         By Order of the Board of Directors

                                         MICHAEL J. SHEA
                                        SECRETARY

Cambridge, Massachusetts
April 19, 2001

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY INTERNET PURSUANT TO THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

    ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS AS OF THE RECORD DATE, THEIR AUTHORIZED REPRESENTATIVES AND GUESTS OF THE COMPANY. ADMISSION WILL BE BY PRESENTATION OF YOUR TICKET OR BROKERAGE STATEMENT AND PROPER IDENTIFICATION. IF YOU ARE A REGISTERED STOCKHOLDER (YOUR SHARES ARE HELD IN YOUR NAME) AND PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR PROXY, DETACH YOUR TICKET FROM THE TOP PORTION OF THE PROXY CARD AND BRING THAT TICKET AND A FORM OF PERSONAL IDENTIFICATION WITH YOU TO THE MEETING. IF YOU ARE A BENEFICIAL OWNER (YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD), AND PLAN TO ATTEND THE MEETING, YOU SHOULD BRING A RECENT BROKERAGE STATEMENT SHOWING YOUR OWNERSHIP OF SHARES AND A FORM OF PERSONAL IDENTIFICATION.

                              MAC-GRAY CORPORATION

                                22 WATER STREET
                         CAMBRIDGE, MASSACHUSETTS 02141
                                 (617) 492-4040
                            ------------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 23, 2001

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mac-Gray Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 23, 2001 at 9:00 a.m., local time, at the Goodwin Procter LLP, Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109, (together with any adjournments or postponements thereof, the "Annual Meeting").

    At the Annual Meeting, all of the stockholders of the Company will be asked to consider and vote upon the following matters:

        1. The election of two Directors to hold office until the annual meeting of stockholders to be held in 2004 and until a successor is elected and qualified;

        2. The approval of the Company's 2001 Employee Stock Purchase Plan (the "Stock Purchase Plan"); and

        3. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Notice of the Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 19, 2001 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 30, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 12,641,410 shares of the Company's Common Stock outstanding and entitled to vote at the Annual Meeting and 189 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record for each matter properly submitted at the Annual Meeting. Unless otherwise indicated, references to the Company in this Proxy Statement include its various subsidiaries.

    The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a Director of the Company and the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting, and entitled to vote on such matter, is necessary to approve the Stock Purchase Plan. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Directors (Proposal 1), votes may only be cast in favor of or withheld from each nominee. Abstentions, broker non-votes or votes that are otherwise withheld will be excluded entirely from the votes and will have no effect on the election of Directors. With respect to the approval of the Stock Purchase Plan (Proposal 2), votes may only be cast in favor of, against or abstain from the approval of the Stock Purchase Plan. Abstentions will be treated as votes against the approval of the Stock Purchase Plan, but broker non-votes will have no impact on the outcome on the approval of the Stock Purchase Plan.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE TWO NOMINEES FOR DIRECTORS LISTED IN THIS PROXY STATEMENT AND "FOR" THE APPROVAL OF THE STOCK PURCHASE PLAN. IT IS NOT ANTICIPATED THAT ANY OTHER MATTERS WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS AS OF THE RECORD DATE, THEIR AUTHORIZED REPRESENTATIVES AND GUESTS OF THE COMPANY. ADMISSION WILL BE BY PRESENTATION OF YOUR TICKET OR BROKERAGE STATEMENT AND PROPER IDENTIFICATION. IF YOU ARE A REGISTERED STOCKHOLDER (YOUR SHARES ARE HELD IN YOUR NAME) AND PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR PROXY, DETACH YOUR TICKET FROM THE TOP PORTION OF THE PROXY CARD AND BRING THAT TICKET AND A FORM OF PERSONAL IDENTIFICATION WITH YOU TO THE MEETING. IF YOU ARE A BENEFICIAL OWNER (YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD), AND PLAN TO ATTEND THE MEETING, YOU SHOULD BRING A RECENT BROKERAGE STATEMENT SHOWING YOUR OWNERSHIP OF SHARES AND A FORM OF PERSONAL IDENTIFICATION.

    Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

    The Annual Report of the Company for the fiscal year ended December 31, 2000 (the "Annual Report") is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

                               PROPOSAL NUMBER 1
                             ELECTION OF DIRECTORS

NOMINEES

    The Board of Directors of the Company consists of six members and is divided into three classes, with two Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting of stockholders.

    At the Annual Meeting, two Class I Directors will be elected to serve until the 2004 annual meeting of stockholders and until a successor is duly elected and qualified. The Board of Directors has nominated John P. Leydon and William
M. Crozier, Jr. for re-election as Class I Directors. Certain information with respect to the persons nominated by the Board of Directors for election as Directors is shown below under "Information Regarding Directors/Nominees." Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as Directors of the nominees. Messrs. Leydon and Crozier agreed to stand for re-election and to serve if re-elected as Directors. However, if any person nominated by the Board of Directors fails to stand for re-election or is unable to accept re-election, then proxies not marked to the contrary will be voted in favor of the election of such other person as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

    A quorum being present, election of Directors of the Company is determined by a plurality of the votes cast in person or by proxy at the Annual Meeting.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE TWO NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

                               PROPOSAL NUMBER 2
             MAC-GRAY CORPORATION 2001 EMPLOYEE STOCK PURCHASE PLAN

    In April 2001, the Company's Board of Directors adopted the Mac-Gray Corporation 2001 Employee Stock Purchase Plan (the "Stock Purchase Plan"), subject to stockholder approval, and reserved 200,000 shares of the Company's Common Stock for issuance thereunder. Under the Stock Purchase Plan, eligible employees may authorize the Company to deduct amounts from their compensation, which amounts are used to enable the employees to exercise options (each an "Option") to purchase shares of Common Stock of the Company. The purpose of the Stock Purchase Plan is to attract and retain key personnel, and encourage stock ownership by the Company's employees. The Stock Purchase Plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

    On March 30, 2001, the closing price of the Common Stock as reported on the New York Stock Exchange was $3.70 per share.

SUMMARY OF THE STOCK PURCHASE PLAN

    The following description of material terms of the Stock Purchase Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Stock Purchase Plan, which is attached to this proxy statement as Exhibit A.

    The Stock Purchase Plan is administered by the Board of Directors. The Stock Purchase Plan provides that all employees of the Company who work at least
20 hours per week and at least five months per calendar year are eligible to participate in the Stock Purchase Plan, except for persons who are deemed under
Section 423(b)(3) of the Code to own 5% or more of the voting stock of the Company. The number of employees potentially eligible to participate in the Stock Purchase Plan is approximately 525 persons.

    The Stock Purchase Plan provides for two "purchase periods" within each year, the first commencing on January 1 of each year and continuing through June 30 of such year, and the second commencing on July 1 of each year and continuing through December 31 of such year. Eligible employees may elect to become participants in the Stock Purchase Plan by enrolling prior to each semi-annual date for the granting of an option to purchase shares under the Stock Purchase Plan. Shares are purchased through the accumulation of payroll deductions of not less than 1% nor more than 15% of each participant's compensation. The maximum number of shares of Common Stock that can be purchased under the Stock Purchase Plan during any one calendar year is that number having a fair market value of $25,000 on the first day of the purchase period pursuant to which the shares are purchased. The number of shares to be purchased is determined by dividing the participant's balance in the plan account on the last day of the purchase period by the purchase price per share for the stock. The purchase price per share will be 85% of the fair market value of the Common Stock as of either the beginning or ending date of the semi-annual purchase period of shares for the participant's account, whichever is lower. An option granted under the Stock Purchase Plan is not transferable by the participant except by will or by the laws of descent and distribution. Employees may decrease (but not increase) their rate of payroll deductions once during any offering period, and may cease their participation in the offering at any time during the offering period. Termination of a participant's employment other than by reason of death, disability or retirement immediately cancels his option and participation in the Stock Purchase Plan. If this occurs, the payroll deductions credited to the participant's account will be returned to him without interest. If a participant dies, retires or terminates employment due to his disability, his accumulated payroll deductions will be used to purchase shares at the end of the applicable purchase period; however, in the case of a participant who has retired more than three months prior to the end of the applicable purchase period, his options will be canceled and the payroll deductions credited to his account will be returned to him without interest.

    In the event an employee or former employee desires to sell or transfer the shares of Common Stock purchased under the Stock Purchase Plan within six months of their purchase, the employee or former employee must notify the Company in writing of such intention to sell or transfer. Within 10 days of receiving this notice, the Company may repurchase the shares from the employee or former employee for the lesser of the purchase price paid by the employee or former employee, or the current fair market value of the shares. If the Company does not repurchase the shares within this 10 day period, the employee or former employee is free to sell or transfer the shares.

    The number of shares that are reserved for issuance under the Stock Purchase Plan is subject to adjustment for stock splits and similar events. The proceeds received by the Company from exercise under the Stock Purchase Plan will be used for the general purposes of the Company. Shares issued under the Stock Purchase Plan may be either authorized but unissued shares or shares reacquired by the Company and held in its treasury.

    The Stock Purchase Plan shall remain in full force and effect until suspended or discontinued by the Board of Directors. The Board of Directors may at any time or times amend or revise the Stock Purchase Plan for any purposes which may at any time be permitted by law, or may at any time terminate the Stock Purchase Plan. No amendment of the Stock Purchase Plan may adversely affect the rights of any recipient of any option previously granted without such recipient's consent.

    The Stock Purchase Plan will become effective as of July 1, 2001, provided that it is approved by the stockholders of the Company.

FEDERAL INCOME TAX CONSIDERATIONS UNDER THE STOCK PURCHASE PLAN

    The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423(b) of the Code, which provides that an employee participating in the plan is not required to pay any federal income tax when joining the Stock Purchase Plan or when purchasing the shares of Common Stock at the end of an offering. The employee is, however, required to pay federal income tax on the difference, if any, between the price at which he or she sells the shares and the price he or she paid for them.

    The following is a summary of the federal income tax consequences resulting from acquiring stock under the Stock Purchase Plan:

    If shares acquired under the Stock Purchase Plan are sold more than two years after the first day of the purchase period pursuant to which the shares were purchased, no taxable income results if the proceeds of the sale are equal to or less than the price paid for the shares. If the proceeds of the sale are higher than the purchase price, the employee will recognize ordinary income for the year in which the sale occurs equal to the lesser of (a) 15% of the fair market value of the Common Stock on the first day of the purchase period pursuant to which the shares were purchased or (b) the excess of the amount actually received for the shares over the amount paid. In addition, the employee may recognize long-term capital gain or loss in an amount equal to the difference between the proceeds of the sale and the employee's basis in the shares (I.E., the employee's purchase price plus the amount taxed to the employee as ordinary income). The employee will receive long-term capital gain or loss treatment if he or she has held the shares for at least 12 months. No deduction is allowed to the Company.

    If shares acquired under the Stock Purchase Plan are sold within two years of the first day of the purchase period pursuant to which the shares were purchased, the employee will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the employee's purchase price. This amount is reportable as ordinary income even if no profit was realized on the sale of shares or the shares were sold at a loss. Long-term or short-term (depending on the holding period for the shares) capital gain or loss will be recognized in an amount equal to the difference between the proceeds of sale and the employee's basis in the shares. The amount reportable as ordinary income from a sale made within two years of the first day of the purchase period pursuant to which the shares were purchased will generally be allowed as a tax deduction to the Company.

STOCK PURCHASE PLAN BENEFITS

    No employee of the Company has purchased shares of Common Stock under the Stock Purchase Plan. Accordingly, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the Stock Purchase Plan are not determinable.

VOTE REQUIRED FOR APPROVAL

    A quorum being present, the approval of the Stock Purchase Plan is determined by the affirmative vote of the majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on such matter.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE STOCK PURCHASE PLAN.

                    INFORMATION REGARDING DIRECTORS/NOMINEES

MEETINGS OF BOARD OF DIRECTORS AND COMMITTEES

    During the fiscal year ended December 31, 2000 ("Fiscal 2000"), the Board of Directors of the Company held eleven (11) meetings. Each Director who was a Director during Fiscal 2000 attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which such Director served.

    The Board of Directors has established an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee"). The Board of Directors does not have a nominating committee. The Audit Committee, which consisted of Eugene B. Doggett, Chairman and Jerry A. Schiller, held five
(5) meetings during Fiscal 2000. John P. Leydon became the third member of the Audit Committee in February 2001. The Audit Committee recommends to the Board of Directors the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's year-end operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence.

REPORT OF THE AUDIT COMMITTEE

    The Company's Audit Committee is comprised of independent directors, and acts under a written Audit Committee Charter adopted and approved by the Audit Committee and the full Board of Directors in May 2000. The members of the Audit Committee in Fiscal 2000 were Eugene B. Doggett (Chair) and Jerry A. Schiller. The Audit Committee met five (5) times during Fiscal 2000. Each of the members of the Audit Committee is independent as defined in Sections 303.01 and 303.02 of the New York Stock Exchange listing standards. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit B. John P. Leydon became the third member of the Audit Committee in February 2001.

    The Audit Committee reviews the Company's financial reporting process and its internal control processes on behalf of the Board of Directors. It also makes recommendations concerning the engagement of independent public accountants, reviews the plans and results of the audit engagement with the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, reviews the adequacy of the Company's internal accounting controls, and performs such other oversight functions as may be requested from time to time by the Board of Directors.

    In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees.) In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Further, the Audit Committee has considered whether the independent auditors provision of non-audit services to the Company is compatible with the auditors' independence.

    In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

    The aggregate fees billed by the Company's independent accounting firm for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 31, 2000 as well as the review of the Company's quarterly financial statements included in its Quarterly Reports on Form 10-Q for the year were $155,000. The Company's independent accounting firm billed the Company approximately $500,000 in financial information systems design and implementation fees during Fiscal 2000. There were no non-auditing service fees paid to the independent accounting firm other than those described above.

THIS REPORT IS RESPECTFULLY SUBMITTED BY THE MEMBERS OF THE AUDIT COMMITTEE:

Eugene B. Doggett, Chairman
Jerry A. Schiller

COMPENSATION COMMITTEE

    The Compensation Committee, which currently consists of Jerry A. Schiller, Chairman, William M. Crozier, Jr. and Thomas E. Bullock, held three
(3) meetings during Fiscal 2000. John P. Leydon was also a member of the Compensation Committee until February 2001 at which time he was replaced by Thomas E. Bullock. The Compensation Committee reviews and recommends to the Board of Directors the compensation arrangements for all directors and executive officers and takes such other action as may be required in connection with certain compensation and incentive plans of the Company. The Compensation Committee also determines the number of options to be granted or shares of the Company's Common Stock to be issued to eligible persons under the Company's 1997 Stock Option and Incentive Plan (the "1997 Stock Plan") and prescribes the terms and provisions of each grant made under the 1997 Stock Plan. In addition, the Compensation Committee interprets the 1997 Stock Plan and grants thereunder, and establishes, amends and revokes rules and regulations for administration of the 1997 Stock Plan.

COMPENSATION OF DIRECTORS

    Directors who are also employees of the Company do not receive compensation for their services on the Board of Directors or any committee thereof. Each Director who is not an employee of the Company (an "Independent Director") receives (i) an annual fee of $12,000, paid in quarterly installments, 50% in shares of the Company's Common Stock and 50% in cash, shares of the Company's Common Stock or any combination thereof at the discretion of the Director and
(ii) an additional fee of $500 per meeting of the Board of Directors, or special Committee meeting, attended in person and $250 per meeting attended by teleconference. Under the 1997 Stock Plan, each newly elected Independent Director is also entitled to receive an initial grant of an option to purchase 1,000 shares of the Company's Common Stock upon his or her election to the Board of Directors, and each Independent Director who is serving as a Director on the fifth business day after each annual meeting of stockholders will automatically be granted an option to purchase 1,000 shares of the Company's

Common Stock. All options granted to Independent Directors under the 1997 Stock Plan are exercisable upon grant at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant and shall terminate upon the tenth anniversary of the date of grant. All Directors are reimbursed for travel expenses incurred in attending meetings of the Board of Directors and its committees.

    Set forth below is certain information regarding the Directors of the Company, including the Class I Directors who have been nominated for re-election at the Annual Meeting, based on information furnished by them to the Company.

NAME                                                          AGE      DIRECTOR SINCE
----                                                        --------   --------------
CLASS I
John P. Leydon*...........................................     68           1997
William M. Crozier, Jr*...................................     68           1999

CLASS II
Jerry A. Schiller.........................................     68           1997
Thomas E. Bullock.........................................     54           2000

CLASS III
Stewart G. MacDonald......................................     51           1983
Eugene B. Doggett.........................................     64           1997

------------------------

*   Nominee for election.

    STEWART G. MACDONALD serves as Chairman of the Board and Chief Executive Officer and has served as a Director of the Company since 1983. Mr. MacDonald has served the Company as Chairman of the Board since 1992, and as Chief Executive Officer since 1996. Mr. MacDonald is the fourth member of the Company's founding families to lead the organization. He received his B.A. from the University of Wisconsin.

    JOHN P. LEYDON has been a Director of the Company since April 1997.
Mr. Leydon has been a vice president and the Chief Financial Officer of Pacific Packaging Products, Inc. since December 1996. From 1983 to 1996, Mr. Leydon was a partner at Leydon & Gallagher, a certified public accounting firm. Mr. Leydon received his B.S. in Business Administration from Boston College, his M.B.A. from Babson College and his M.S. in Taxation from Bentley College.

    JERRY A. SCHILLER has been a Director of the Company since April 1997.
Mr. Schiller has been a private investor and consultant since 1993. In
October 1993, Mr. Schiller retired after 31 years of service with The Maytag Corporation. From 1985 until his retirement, Mr. Schiller served as the Executive Vice President and Chief Financial Officer, as well as a Director, of The Maytag Corporation. From 1962 until 1985, Mr. Schiller held various executive positions with The Maytag Corporation. Mr. Schiller received his B.S. in Business Administration and Accounting from Augustana College.

    EUGENE B. DOGGETT has been a Director of the Company since October 1997. Mr. Doggett is a Director of Iron Mountain Incorporated ("Iron Mountain"), a publicly traded records management company. From 1987 until June 1997, Mr. Doggett was also Chief Financial Officer of Iron Mountain.

Prior to joining Iron Mountain, Mr. Doggett had extensive experience in commercial and investment banking, as well as financial and general management experience at senior levels. He holds a B.A. from Yale University and an M.B.A. from Harvard Business School.

    WILLIAM M. CROZIER, JR. has been a Director of the Company since
April 1999. From 1996 until 1997, Mr. Crozier was Chairman of the Board of BankBoston Corporation. From 1974 until 1996, Mr. Crozier was Chairman of the Board and Chief Executive Officer of BayBanks, Inc. Mr. Crozier received his B.A. in Economics from Yale University and his M.B.A. from Harvard Business School.

    THOMAS E. BULLOCK has been a Director of the Company since November 2000. From 1997 to 2000, Mr. Bullock was President and Chief Executive Officer of Ocean Spray Cranberries, Inc. From 1994 to 1997, Mr. Bullock was Executive Vice President and Chief Operating Officer of Ocean Spray. Mr. Bullock holds a B.S. from St. Joseph's College in Philadelphia, PA.

    There are no family relationships among any of the Directors and executive officers of the Company except that Eugene B. Doggett is the uncle of Cynthia V. Doggett, Stewart G. MacDonald's wife.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

    The names and ages of all executive officers of the Company and the principal occupation and business experience during at least the last five years for each are set forth below.

NAME                                          AGE      POSITION
----                                        --------   --------
Stewart G. MacDonald......................     51      Chairman and Chief Executive Officer
                                                       Executive Vice President and Chief
Neil F. MacLellan, III....................     41      Operating Officer
                                                       Executive Vice President, Chief Financial
Michael J. Shea...........................     51      Officer, Treasurer and Secretary

    The biography of Mr. MacDonald is set forth above.

    NEIL F. MACLELLAN, III has been with the Company since 1985 and has served as Executive Vice President since December 1995 and as Chief Operating Officer since November 1998. From January 1991 through December 1995, Mr. MacLellan served as the Company's Director of Finance and Administration and from March 1985 through January 1991, Mr. MacLellan served as Controller of the Company. Mr. MacLellan received his B.S. in Accounting from Bentley College.

    MICHAEL J. SHEA has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since November 1998. In April 1999,
Mr. Shea was elected Secretary of the Company. From April 1998 to
November 1998, Mr. Shea served as Senior Vice President and Chief Financial Officer of Professional Dental Associates, Inc. From March 1997 through
April 1998, Mr. Shea served as Chief Financial Officer of Auto Palace, Inc., currently a division of Auto Zone. From September 1995 through February 1997, Mr. Shea served as Executive Vice President and Chief Financial Officer of Grossman's, Inc., which filed for protection under federal bankruptcy laws in April 1997. Mr. Shea is a Certified Public Accountant and received his B.A. from Stonehill College and his M.B.A. from Babson College.

    Each of the executive officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

                             EXECUTIVE COMPENSATION

    The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three fiscal years to the Company's Chief Executive Officer and the other executive officers named in the tables below (the "Named Executive Officers"). Other than the Named Executive Officers, no other officer of the Company who held office as of December 31, 2000 met the definition of "highly compensated" within the meaning of the Security and Exchange Commission's executive compensation disclosure rules for this period. Information with respect to other persons is not required to be disclosed under the rules and regulations of the Securities and Exchange Commission.

SUMMARY COMPENSATION TABLE

    The following table shows for each of the last three fiscal years compensation paid by the Company to the Chief Executive Officer and the Named Executive Officers.

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                        ANNUAL COMPENSATION        AWARDS
                                                      -----------------------   ------------
                                                                                 SECURITIES     ALL OTHER
                                                                                 UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION                  YEAR     SALARY($)   BONUS($)(1)    OPTIONS(#)       ($)(2)
---------------------------                --------   ---------   -----------   ------------   ------------
Stewart G. MacDonald.....................    2000      275,000      140,000            --          3,000
  Chairman and Chief Executive Officer       1999      275,000           --        50,000          3,000
                                             1998      257,500           --            --          4,300

Neil F. MacLellan, III...................    2000      195,000       80,000            --         10,300
  Executive Vice President and Chief         1999      185,000       22,500        25,000          4,200
  Operating Officer                          1998      167,500           --            --         14,125

Michael J. Shea(3).......................    2000      195,000       80,000            --          3,000
  Executive Vice President, Chief            1999      175,000       45,000            --          3,000
  Financial Officer, Treasurer and           1998       14,138           --        89,980             --
  Secretary

------------------------

(1) Executive officers are eligible for annual cash bonuses. Such bonuses are based upon achievement of corporate and individual performance objectives determined by the Board of Directors. Cash bonuses for Fiscal 2000 are paid to executives in 2001.

(2) Includes contributions made on the executive's behalf to the Company's retirement plan and, in the case of Mr. MacLellan, premiums paid by the Company for life insurance benefiting such executive's spouse.

(3) Mr. Shea was appointed Secretary in April 1999.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table sets forth information concerning the number and value of unexercised options to purchase shares of the Company's Common Stock held by the Named Executive Officers who held such options at December 31, 2000. None of the Named Executive Officers exercised any stock options during Fiscal 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF SECURITIES
                                                                        UNDERLYING               VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS          IN-THE-MONEY-OPTIONS
                                                                   AT DECEMBER 31, 2000          AT DECEMBER 31, 2000
                               SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
NAME                           ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           ---------------   ------------   -----------   -------------   -----------   -------------
Stewart G. MacDonald.........  --                --             50,000        --              --            --

Neil F. MacLellan, III.......  --                --             --            --              --            --

Michael J. Shea..............  --                --             --            --              --            --

OPTION GRANTS IN LAST FISCAL YEAR

    During Fiscal 2000, there were no option grants to the Named Executive Officers. During Fiscal 2000, a significant number of stock options granted in prior years were forfeited, including options held by the Named Executive Officers. All forfeited options had an exercise price in excess of the market price on the date of forfeiture. These forfeitures have no impact on the results of operations for Fiscal 2000.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
  COMPENSATION

    The Compensation Committee, which currently consists of Jerry A. Schiller, Chairman, William M. Crozier, Jr., and Thomas E. Bullock, reviews and recommends to the Board of Directors the compensation arrangements for all directors and executive officers and administers and takes such other action as may be required in connection with certain compensation and incentive plans of the Company. John P. Leydon was also a member of the Compensation Committee until February 2001 at which time he was replaced by Thomas E. Bullock.

    In addition, the Compensation Committee determines the number of options to be granted or shares of the Company's Common Stock to be issued to eligible persons under the Company's 1997 Stock Plan and prescribes the terms and provisions of each grant made under the 1997 Stock Plan. The Compensation Committee interprets the 1997 Stock Plan and grants thereunder, and establishes, amends and revokes rules and regulations for administration of the 1997 Stock Plan.

GENERAL

    The compensation arrangements of the Company reflect the philosophy that the Company and its shareholders are best served by running the business with a long-term perspective, while striving to deliver consistently good annual results. Compensation arrangements are therefore designed to provide competitive financial rewards for successfully meeting the Company's larger strategic as well as annual operating objectives. The Company rewards the creation of sustainable long-term shareholder value. The Compensation Committee recognizes that there are not a significant number of comparable publicly traded companies in the Company's industry segments, and accordingly, did not arrange for an independent analysis of the competitive compensation structures in the industry segment.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

    The compensation of the Company's Chief Executive Officer and other executive officers is comprised of annual salary and cash and/or stock incentives based on annual and long-term performance of the Company.

    BASE SALARY. The Compensation Committee, in its discretion, determines the annual base salary and base salary adjustments for executive officers. Generally, salary adjustments for executive officers are determined by evaluating:

    - competitive pay practices

    - the performance of the Company

    - the performance of the executive officer including any change in the responsibilities assumed by the executive officer.

    The Compensation Committee believes that the base salaries are reasonable when compared with other companies.

    CASH BONUSES. The Company's objectives in awarding cash bonuses to executive officers are based upon the Company's financial results and individual performances. The objectives may include revenue growth objectives, pre-tax income objectives, and balance sheet strength objectives. By implementing a compensation structure composed of salary and a performance-related bonus, a significant portion of each executive officer's annual total cash compensation is placed at risk in order to provide an incentive toward sustained high performance. The Compensation Committee considered the compensation that the executive officers received in the form of stock options in determining the appropriate cash bonus for each executive officer.

    STOCK OPTIONS. Stock option grants are designed to attract and retain employees who can make significant contributions to the Company's success, reward employees for such significant contributions, and give employees a longer-term incentive to increase shareholder value. Because an optionee will benefit only if the Company's stock price increases over time, options are considered to be an effective means of linking executive pay with the creation of shareholder wealth.

    The size and frequency of stock option grants are determined by the Compensation Committee in its discretion, taking into account the optionee's level of responsibility, the achievement of objectives, the implementation of key strategies, and/or the potential for positively influencing future results. The Compensation Committee may impose specific performance measures on stock option grants. The Compensation Committee also may grant stock options for executive recruitment and retention purposes, in amounts that the Compensation Committee, in its discretion, deems necessary and appropriate.

    To ensure that high levels of performance occur over the long term, stock options granted to executives typically have a life of ten years, generally vest over a period of up to five years, and have an exercise price equal to 100% of the fair market value of the Company's Common Stock on the grant date. Any value received by an executive officer from a stock option grant depends entirely on increases in the price of the Company's Common Stock.

    In addition to the executive officers, six (6) other managers and employees of the Company had options outstanding as of December 31, 2000.

    OTHER COMPENSATION. The Company provides executive officers and management with health, retirement and other benefits under plans that are generally available to the Company's employees.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. In setting the compensation package for Mr. MacDonald, the Compensation Committee uses the same factors it considers in establishing the compensation levels of other executive officers. Financial and individual award targets are established for the year in line with overall compensation philosophy. These include, but are not limited to, the Company's achievement of financial goals as well as leadership and other individual performance goals.

    For Fiscal 2000, Mr. MacDonald's salary remained $275,000. With regard to a cash bonus for Mr. MacDonald, the Committee had established an opportunity for up to $200,000. The Compensation Committee reviewed the Company's financial results as well as the established goals for Fiscal 2000 and Mr. MacDonald's role in achieving these results, including improved internal controls, new and improved systems, improved forecasting procedures, and other strategic objectives. Mr. MacDonald's accomplishments resulted in a cash bonus of $140,000.

    The Compensation Committee has no fixed guidelines with regard to stock options, but takes into consideration the CEO's total compensation package, competitive compensation data, overall financial performance, his role in attaining established results, and stock awards previously granted. No options were granted to Mr. MacDonald in Fiscal 2000.

    The Compensation Committee exercised its subjectivity and discretion in determining the level of each element of compensation, individually and in the aggregate, for Mr. MacDonald for Fiscal 2000. The Committee considers
Mr. MacDonald's level of compensation appropriate in view of his performance and leadership of the Company during Fiscal 2000.

THIS REPORT IS RESPECTFULLY SUBMITTED BY THE MEMBERS OF THE COMPENSATION
  COMMITTEE:

Jerry A. Schiller, Chairman
William M. Crozier, Jr.
Thomas E. Bullock*
John P. Leydon*

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    All executive officer compensation decisions are made by the Compensation Committee, which is comprised of independent, non-interlocking directors. The Compensation Committee reviews and makes recommendations regarding the compensation for directors and executive officers of the Company, including salaries and bonuses. Currently, the members of the Compensation Committee are Messrs. Schiller, Chairman, Crozier and Bullock.

------------------------
*Mr. Leydon was a member of the Compensation Committee until February 2001 at which time he was replaced by Mr. Bullock.

STOCKHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock from October 17, 1997, the date on which the Company's Common Stock was first publicly traded, through December 31, 2000, based on the market price of the Company's Common Stock and assuming reinvestment of dividends, with the total return of the S&P 500 Index and the Russell 2000 Index. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the S&P 500 Index and the Russell 2000 Index on October 17, 1997. The comparisons in this line graph are historical and are not intended to forecast or be indicative of possible future performance of the Common Stock of the Company.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
Dollars

                                                  CUMULATIVE TOTAL RETURN
                                                ---------------------------
                                  OCTOBER 17,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    1997(1)         1997           1998           1999           2000
                                  -----------   ------------   ------------   ------------   ------------
Mac-Gray Corporation............    100.00         112.61          81.98          27.48          23.42

Russell 2000 Index(2)...........    100.00         101.09          98.26         117.51         112.44

S&P 500 Index...................    100.00         106.43         136.84         165.64         150.55

------------------------

(1) The beginning measurement point is established by the market close on October 17, 1997, the first day on which the Company's Common Stock was publicly traded.

(2) The Company has selected the Russell 2000 Index as a broad equity market index that includes companies whose equity securities are of a more comparable market capitalization than the S&P 500 Stock Index.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

    The Company is not a party to any employment agreements with any of its executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Pursuant to a Stockholders' Agreement by and among the Company and certain of its stockholders dated June 26, 1997 (the "Stockholders' Agreement"),
(i) each of Mr. Stewart G. MacDonald ("Mr. S. MacDonald"), Ms. Sandra E. MacDonald ("Ms. S. MacDonald"), Mr. Daniel W. MacDonald ("Mr. D. MacDonald," and collectively, the "MacDonalds") (and any assignees or trusts created by them or under which they are beneficiaries) received "piggy-back" and demand registration rights, (ii) each of the MacDonalds granted to and received rights of first offer to purchase shares of the Company's Common Stock offered for sale by another stockholder who is a party thereto and (iii) the MacDonalds granted to the Company rights of second offer to purchase such shares.

    In 1977, Mac-Gray Co. entered into an arrangement with the Company's co-founder and then Chief Executive Officer that provided his wife, Ms. Evelyn
C. MacDonald ("Ms. E. MacDonald"), with an annual payment following his death. The Company, through its subsidiary, Mac-Gray Services, pays Ms. E. MacDonald, the mother of Mr. S. MacDonald, the Company's Chairman and Chief Executive Officer, a fixed amount of $104,000 per year pursuant to this arrangement, which is not evidenced by a comprehensive written agreement, and will continue to make such payments for the remainder of Ms. E. MacDonald's life.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 30, 2001 by
(i) each person known by the Company to own beneficially five percent or more of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, the Chief Executive Officer and each of the executive officers, and
(iii) all directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Company's Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                     SHARES BENEFICIALLY   PERCENTAGE OF SHARES
NAME OF BENEFICIAL OWNER (1)                              OWNED(2)          BENEFICIALLY OWNED
----------------------------                         -------------------   --------------------
Stewart G. MacDonald(3)(4)(5)......................       1,948,768                15.0%
Sandra E. MacDonald(3)(4)(6).......................       3,166,050                25.0%
Daniel W. MacDonald(3)(4)(7).......................       2,122,600                16.8%
Peter C. Bennett(3)(4)(8)..........................       1,700,000                13.0%
R. Robert Woodburn, Jr.(3)(4)(9)...................       1,701,000                13.5%
Cynthia V. Doggett(3)(10)..........................       1,411,168                11.2%
Richard G. MacDonald(3)(11)........................         494,550                 3.9%
Gilbert M. Roddy, Jr.(3)(12).......................         580,000                 4.6%
Myron M. Kaplan(13)................................       1,878,900                14.9%
Dimension Fund Advisors Inc.(14)...................       1,086,400                 8.6%
Web Services Company, Inc.(15).....................       1,138,900                 9.0%
William M. Crozier, Jr.(16)........................          15,719                   *
Eugene B. Doggett(16)..............................           6,000                   *
John P. Leydon(16).................................          12,523                   *
Jerry A. Schiller(16)..............................           6,696                   *
Thomas E. Bullock(16)..............................          11,849                   *
Neil F. MacLellan, III.............................           2,500                   *
Michael J. Shea....................................           6,000                   *
All executive officers and directors as a group (8
  persons).........................................       2,010,053                15.8%

------------------------

*   less than 1%

(1) Unless otherwise indicated by footnote, the mailing address for each stockholder and director is c/o Mac-Gray Corporation, 22 Water Street, Cambridge, MA 02141.

(2) Beneficial ownership is determined in accordance with the rules of the Commission. In computing the number of shares of the Company's Common Stock beneficially owned by a person, shares of the Company's Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of this Proxy Statement are deemed outstanding. As of March 30, 2001, a total of 12,641,410 shares of the Company's Common Stock were issued and outstanding.

(3) The Company and certain stockholders of the Company, including The Evelyn C. MacDonald Family Trust for the benefit of Stewart G. MacDonald, The Evelyn
    C. MacDonald Family Trust for the benefit of Sandra E. MacDonald, The Evelyn
    C. MacDonald Family Trust for the benefit of Daniel W. MacDonald (each of these sub-trusts under The Evelyn C. MacDonald Family Trusts is referred to herein as a "Sub-Trust" and collectively as "Sub-Trusts"), Mr. S. MacDonald, Ms. S. MacDonald, Mr. D. MacDonald, The Stewart G. MacDonald, 1984 Trust (the "SGM Trust"), The Daniel W. MacDonald Trust 1988 (the "DWM Trust"), the New Century Trust, The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997, The Robert C. MacDonald GST Trust-1997, The Whitney E. MacDonald Gift Trust, The Jonathan S. MacDonald Gift Trust, The Robert C. MacDonald Gift Trust, and Cynthia V. Doggett are parties to the Stockholders' Agreement. The Stockholders' Agreement gives the parties thereto rights of first offer to purchase shares offered for sale by another stockholder who is a party thereto, as well as providing the Company with rights of second offer to purchase such shares. As a result of the Stockholders' Agreement, each of the parties thereto may be deemed to beneficially own all of the issued and outstanding shares of the Company's Common Stock owned by the other parties thereto, although such beneficial ownership is not reflected in the table of shares beneficially owned.

(4) A total of 1,700,000 shares of the Company's Common Stock are held in trust pursuant to The Evelyn C. MacDonald Family Trusts (the "ECM Trust"), the grantor of which is Ms. E. MacDonald. The independent trustees (the "Independent Trustees") of the ECM Trust are Peter C. Bennett
    ("Mr. Bennett") and R. Robert Woodburn, Jr. ("Mr. Woodburn"). In addition, each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald are trustees of the individual Sub-Trust under the ECM Trust of which such individual is a beneficiary. 566,667 shares of the Company's Common Stock held by the ECM Trust are held in a Sub-Trust for the benefit of Mr. S. MacDonald, 566,667 shares of the Company's Common Stock held by the ECM Trust are held in a Sub-Trust for the benefit of Ms. S. MacDonald, and 566,667 shares of the Company's Common Stock held by the ECM Trust are held in a Sub-Trust for the benefit of Mr. D. MacDonald. The Independent Trustees have voting power over the shares held by the ECM Trust and the Sub-Trusts, and may be deemed to have beneficial ownership of such shares of the Company's Common Stock. The three trustees of each Sub-Trust (including each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald as to their own respective Sub-Trust) generally have the shared power to dispose of the shares of the Company's Common Stock attributed to such Sub-Trust and, therefore, may be deemed to have beneficial ownership of the shares of the Company's Common Stock held by such Sub-Trust.

(5) Includes (i) 655,000 shares of the Company's Common Stock held by the SGM Trust, of which Mr. S. MacDonald serves as co-trustee and is sole beneficiary, (ii) 580,000 shares of the Company's Common Stock held by the New Century Trust, of which Mr. S. MacDonald is the grantor, and
    (iii) 566,667 shares of the Company's Common Stock held by the ECM Trust for the benefit of Mr. S. MacDonald, of which Mr. S. MacDonald serves as co-trustee and is the beneficiary. Mr. S. MacDonald, may replace the shares of the Company's Common Stock held by the New Century Trust at any time with property of equivalent value and therefore may be deemed to beneficially own all such shares of the Company's Common Stock. Mr. S. MacDonald disclaims beneficial ownership of such shares of the Company's Common Stock. Mr. S. MacDonald holds options to purchase up to 50,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in shares of the Company's Common Stock beneficially owned.

(6) Includes (i) 148,800 shares of the Company's Common Stock held by The Whitney E. MacDonald GST Trust-1997, (ii) 148,800 shares of the Company's Common Stock held by The Jonathan S. MacDonald GST Trust-1997,
    (iii) 148,800 shares of the Company's Common Stock held by The Robert C. MacDonald GST Trust-1997, (iv) 566,667 shares held by the ECM Trust for the benefit of Ms. S. MacDonald, of which Ms. S. MacDonald serves as co-trustee and is the beneficiary, (v) 500,000 shares of the Company's Common Stock held by The MacDonald Annuity Trust, of which Ms. S. MacDonald serves as trustee and is the beneficiary, and (vi) 1,100,000 shares of the Company's Common Stock held by the DWM Trust, of which Ms. S. MacDonald serves as co-trustee. Richard G. MacDonald ("Mr. R. MacDonald") is the sole trustee of each of the aforementioned trusts (other than the ECM Trust, The MacDonald Annuity Trust and the DWM Trust) and may be deemed to beneficially own all of such shares of the Company's Common Stock. The shares held by each of The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997 and The Robert C. MacDonald GST Trust-1997 (collectively, the "GST Trusts") may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares of the Company's Common Stock. Ms. S. MacDonald disclaims beneficial ownership of the shares of the Company's Common Stock held by the GST Trusts and the 1,100,000 shares of the Company's Common Stock held by the DWM Trust.

(7) Includes (i) 1,100,000 shares of the Company's Common Stock held by the DWM Trust, of which Mr. D. MacDonald is co-trustee and sole beneficiary, and
    (ii) 566,667 shares of the Company's Common Stock held by the ECM Trust for the benefit of Daniel W. MacDonald, of which Mr. D. MacDonald serves as co-trustee and is the beneficiary.

(8) Includes 1,700,000 shares of the Company's Common Stock held by the ECM Trust for which Mr. Bennett serves as co-trustee and shares voting and dispositive power over the shares of the Company's Common Stock.
    Mr. Bennett disclaims beneficial ownership of the shares of the Company's Common Stock held by the ECM Trust. Mr. Bennett's mailing address is 111 Cushing Street, Hingham, Massachusetts 02043.

(9) Includes 1,700,000 shares of the Company's Common Stock held by the ECM Trust for which Mr. Woodburn serves as co-trustee and shares voting and dispositive power over the shares of the Company's Common Stock.
    Mr. Woodburn disclaims beneficial ownership of the shares of the Company's Common Stock held by the ECM Trust. Mr. Woodburn's mailing address is c/o Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts 02108.

(10) Includes (i) 655,000 shares of the Company's Common Stock held by the SGM Trust, of which Ms. Doggett serves as co-trustee, and (ii) 580,000 shares of the Company's Common Stock held by the New Century Trust, of which Ms. Doggett serves as co-trustee. The shares of the Company's Common Stock held in the New Century Trust may be replaced at any time by the grantor, Mr. S. MacDonald, with property of equivalent value. The SGM Trust is revocable by the grantor, Mr. S. MacDonald. Ms. Doggett disclaims beneficial ownership of all of shares of the Company's Common Stock held by such trusts.

(11) Includes (i) 148,000 shares of the Company's Common Stock held by The Whitney E. MacDonald GST Trust-1997, (ii) 148,000 shares of the Company's Common Stock held by The Jonathan S. MacDonald GST Trust-1997,
    (iii) 148,000 of the Company's Common Stock shares held by The Robert C. MacDonald GST Trust-1997, (iv) 16,050 shares of the Company's Common Stock held by The Whitney E. MacDonald Gift Trust, (v) 16,050 shares of the Company's Common Stock held by The Jonathan S. MacDonald Gift Trust, and
    (vi) 16,050 shares of the Company's Common Stock held by The Robert C. MacDonald Gift Trust (together with The Whitney E. MacDonald Gift Trust and The Jonathan S. MacDonald Gift Trust, collectively, the "Gift Trusts").
    Mr. R. MacDonald is the sole trustee of each of the aforementioned trusts and may be deemed to beneficially own all such shares of the Company's Common Stock. The 446,400 shares of the Company's Common Stock held by the GST Trusts and the Gift Trusts may be replaced at any time by Ms. S. MacDonald, the grantor, with property of equivalent value, all 446,400 shares of the Company's Common Stock of which Mr. R. MacDonald disclaims beneficial ownership.

(12) Includes 580,000 shares of the Company's Common Stock held by the New Century Trust, of which Mr. Roddy serves as co-trustee. The shares of the Company's Common Stock held by the New Century Trust may be replaced at any time by Mr. S. MacDonald, the grantor, with property of equivalent value, of which all 580,000 shares of the Company's Common Stock Mr. Roddy disclaims beneficial ownership. Mr. Roddy's mailing address is c/o Loring, Wolcott & Coolidge, 230 Congress Street, Boston, Massachusetts 02110.

(13) On a Schedule 13D filed with the Securities and Exchange Commission by Myron M. Kaplan ("Mr. Kaplan") on January 22, 2001, Mr. Kaplan reported his beneficial ownership of 1,887,900 shares of the Company's Common Stock, and a mailing address of P.O. Box 385, Leonia, New Jersey 07605.

(14) On a Schedule 13G filed with the Securities and Exchange Commission by Dimension Fund Advisors Inc. ("Dimension") on February 2, 2001, Dimension reported its beneficial ownership of 1,086,400 shares of the Company's Common Stock. Dimensional Fund Advisors Inc., with an address of 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the "Funds"). In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities reported herein that are owned the Funds. All securities reported herein are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(15) On a Schedule 13G filed with the Securities and Exchange Commission by Web Services Company, Inc. ("Web") on January 10, 2001, Web reported its beneficial ownership of 1,138,900 shares of the Company's Common Stock, and a mailing address of 3690 Redondo Beach Avenue, Redondo Beach, CA 90278.

(16) Mr. Crozier holds options to purchase up to 3,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. Doggett holds options to purchase up to 4,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the

    Company's Common Stock beneficially owned. Mr. Leydon holds options to purchase up to 3,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. Schiller holds options to purchase up to 3,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned. Mr. Bullock holds options to purchase up to 1,000 shares of the Company's Common Stock, all of which are exercisable within 60 days and included in the shares of the Company's Common Stock beneficially owned.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    The Company's executive officers and directors and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company, and written representations that no other reports were required, the Company believes that during Fiscal 2000 no person who was a director, officer or greater than 10% beneficial owner of the Company's Common Stock failed to file on a timely basis all reports required by Section 16(a), except that Mr. Bullock inadvertently filed a Form 3 late.

                            EXPENSES OF SOLICITATION

    The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses. All costs incurred with respect to the Annual Meeting will be borne by the Company.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the 2002 annual meeting must be received by the Company on or before December 20, 2001 to be eligible for inclusion in the Company's proxy statement and form of proxy to be distributed by the Board of Directors in connection with that meeting. Any such proposal should be mailed to: Secretary, Mac-Gray Corporation, 22 Water Street, Cambridge, Massachusetts 02141.

    Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company's 2002 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company no later than March 9, 2002, nor prior to January 23, 2002, together with all supporting documentation required by the By-laws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

                            INDEPENDENT ACCOUNTANTS

    The firm of PricewaterhouseCoopers LLP ("Pricewaterhouse") served as the Company's independent public accountants for Fiscal 2000 and will serve in such capacity for Fiscal 2001. A representative of Pricewaterhouse will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY INTERNET PURSUANT TO THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY CARD.

                                   EXHIBIT A
                              MAC-GRAY CORPORATION
                       2001 EMPLOYEE STOCK PURCHASE PLAN

    The purpose of the Mac-Gray Corporation 2001 Employee Stock Purchase Plan ("the Plan") is to provide eligible employees of Mac-Gray Corporation (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Two Hundred Thousand (200,000) shares of Common Stock in the aggregate have been approved and reserved for this purpose. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be interpreted in accordance with that intent.

    1. ADMINISTRATION. The Plan will be administered by the person or persons (the "Administrator") appointed by the Company's Board of Directors (the "Board") for such purpose. The Administrator has authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

    2. OFFERINGS. The Company will make one or more offerings to eligible employees to purchase Common Stock under the Plan ("Offerings"). Unless otherwise determined by the Administrator, the initial Offering will begin on July 1, 2001 and will end on December 31, 2001 (the "Initial Offering"). Thereafter, unless otherwise determined by the Administrator, an Offering will begin on the first business day occurring on or after each January 1 and July 1 and will end on the last business day occurring on or before the following
June 30 and December 31, respectively. The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed 27 months in duration or overlap any other Offering.

    3. ELIGIBILITY. All employees of the Company (including employees who are also directors of the Company) and all employees of each Designated Subsidiary (as defined in Section 12) are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the "Offering Date") they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for five months or more a year.

    4. PARTICIPATION. An employee eligible on any Offering Date may participate in such Offering by submitting an enrollment form to his appropriate payroll location at least 15 business days before the Offering Date (or by such other deadline as shall be established for the Offering). The form will
(a) state a whole percentage to be deducted from his Compensation (as defined in Section 12) per pay period, (b) authorize the purchase of Common Stock for him in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which shares of Common Stock purchased for him are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived his right to participate. Unless an employee files a new enrollment form or withdraws from the Plan, his deductions and purchases will continue at the same percentage of Compensation for future Offerings, provided he remains eligible. Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

    5. EMPLOYEE CONTRIBUTIONS. Each eligible employee may authorize payroll deductions at a minimum of one percent (1%) up to a maximum of fifteen percent (15%) of his Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each participating employee for each Offering. No interest will accrue or be paid on payroll deductions.

    6. DEDUCTION CHANGES. Except as may be determined by the Administrator in advance of an Offering, an employee may discontinue his participation in the Plan as provided in Section 7, or, on one occasion only during an Offering Period, may decrease, but may not increase, the rate of his payroll deduction during the Offering Period (subject to the limitations of Section 5) by filing a new enrollment form. The change in rate shall be effective at the earliest practicable time, as determined by the Administrator, but not before the first pay period after making the change. The Administrator may, in advance of any Offering, establish additional rules permitting an employee to increase, decrease or terminate his payroll deduction during an Offering.

    7. WITHDRAWAL. An employee may withdraw from participation in the Plan by delivering a written notice of withdrawal to his appropriate payroll location. The employee's withdrawal will be effective as of the next business day. Following an employee's withdrawal, the Company will promptly refund to him his entire account balance under the Plan (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with
Section 4.

    8. GRANT OF OPTIONS. On each Offering Date, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last day of such Offering (the "Exercise Date"), at the Option Price hereinafter provided for, (a) a number of shares of Common Stock determined by dividing such employee's accumulated payroll deductions on such Exercise Date by the lower of (i) 85% of the Fair Market Value of the Common Stock on the Offering Date, or (ii) 85% of the Fair Market Value of the Common Stock on the Exercise Date, or (b) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. The purchase price for each share purchased under each Option (the "Option Price") will be 85% of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.

    Notwithstanding the foregoing, no employee may be granted an option hereunder if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 12). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee. In addition, no employee may be granted an Option which permits his rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.

    9. EXERCISE OF OPTION AND PURCHASE OF SHARES. Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in an employee's account at the end of an Offering solely by reason of the inability to purchase a fractional share will be carried forward to the next Offering; any other balance remaining in an employee's account at the end of an Offering will be refunded to the employee promptly.

    10. ISSUANCE OF CERTIFICATES. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, or their, nominee for such purpose.

    11. REPURCHASE OPTION. In the event that an employee (or a former employee) desires to sell or otherwise transfer the shares of Common Stock purchased under the Plan within six months of the Exercise Date on which such shares were purchased (the "Locked-Up Shares"), the employee (or former employee) shall give written notice to the Company of the employee's (or former employee's) intention to make such sale or transfer. At any time within 10 days after the receipt of such notice by the Company, the Company may elect to repurchase the Locked-Up Shares for a price per share equal to the lesser of
(i) the purchase price per share paid by the employee (or former employee) for the Locked-Up Shares under the Plan, or (ii) the Fair Market Value of the Common Stock on the date of such repurchase. In the event the Company or its assigns do not elect to exercise such repurchase right within such 10 day period, the employee (or former employee) may sell or transfer the Locked-Up Shares.

    12.  DEFINITIONS.

    The term "Compensation" means the amount of total cash compensation, prior to salary reduction pursuant to either Section 125 or 401(k) of the Code, but excluding allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items.

    The term "Designated Subsidiary" means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders.

    The term "Disability" means termination of employment under circumstances where the participating employee qualifies for and receives payments under a long-term disability pay plan maintained by the Company or a Designated Subsidiary or as required by or available under applicable local law.

    The term "Fair Market Value of the Common Stock" on any given date means the fair market value of the Common Stock determined in good faith by the Administrator; provided, however, that if the Common Stock is admitted to quotation on the National Association of Securities Dealers

Automated Quotation System ("NASDAQ"), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

    The term "Parent" means a "parent corporation" with respect to the Company, as defined in Section 424(e) of the Code.

    The term "Retirement" means a participating employee's termination of employment after attainment of the age and/or service requirements to qualify for early or normal retirement under the Company's qualified retirement plan.

    The term "Subsidiary" means a "subsidiary corporation" with respect to the Company, as defined in Section 424(f) of the Code.

    13. RIGHTS ON TERMINATION OF EMPLOYMENT. If a participating employee's employment terminates because of his death, Disability or Retirement, such participating employee's accumulated payroll deductions through the date of such termination of employment, unless otherwise withdrawn from the Plan pursuant to
Section 7, shall remain in his account and shall be used to exercise his Option on the next Exercise Date in accordance with Section 9. If a participating employee's employment terminates before the Exercise Date for any Offering for any reason other than his death, Disability or Retirement, no payroll deduction will be taken from any pay due and owing to the employee and the balance in his account will be paid to him or, in the case of his death, to his designated beneficiary as if he had withdrawn from the Plan under Section 7.

    An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. An employee will not be deemed to have terminated employment, for this purpose, if the employee is on an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

    Notwithstanding anything in this Plan to the contrary and except to the extent permitted under Section 423(a) of the Code, a participating employee's Option shall not be exercisable more than three months after the participating employee's employment terminates because of his Retirement.

    14. SPECIAL RULES. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that such rules are consistent with the requirements of Section 423(b) of the Code. Such special rules may include (by way of example, but not by way of limitation) the establishment of a method for employees of a given Designated Subsidiary to fund the purchase of shares other than by payroll deduction, if the payroll deduction method is prohibited by local law or is otherwise impracticable. Any special rules established pursuant to this Section 14 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other participants in the Plan.

    15. OPTIONEES NOT STOCKHOLDERS. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to him.

    16. RIGHTS NOT TRANSFERABLE. Rights under the Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

    17. APPLICATION OF FUNDS. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

    18. ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for the Plan, and the share limitation set forth in Section 8, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Administrator. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Administrator to give proper effect to such event.

    19. AMENDMENT OF THE PLAN. The Board may at any time, and from time to time, amend the Plan in any respect, except that without the approval, within 12 months of such Board action, by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the Plan, as amended, to qualify as an "employee stock purchase plan" under Section 423(b) of the Code.

    20. INSUFFICIENT SHARES. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase Common Stock on such Exercise Date.

    21. TERMINATION OF THE PLAN. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of participating employees shall be promptly refunded.

    22. GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.

    The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

    23. ISSUANCE OF SHARES. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

    24. TAX WITHHOLDING. Participation in the Plan is subject to any minimum required tax withholding on income of the participant in connection with the Plan. Each employee agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the employee, including shares issuable under the Plan.

    25. NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

    26. EFFECTIVE DATE AND APPROVAL OF SHAREHOLDERS. The Plan shall take effect on the later of the date it is adopted by the Board and the date it is approved by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by written consent of the stockholders.

MAC-GRAY CORPORATION

By:  /s/ Stewart Gray MacDonald
     -------------------------------------------
     Name: Stewart Gray MacDonald
     Title:  Chief Executive Officer

Adopted by Board of Directors: April 10, 2001

Adopted by Shareholders: [To be proposed for approval at the May 23, 2001 Annual Meeting of Stockholders.]

                                   EXHIBIT B
                            AUDIT COMMITTEE CHARTER
                              MAC-GRAY CORPORATION
                            AUDIT COMMITTEE CHARTER

I.  GENERAL STATEMENT OF PURPOSE

    The Audit Committee of the Board of Directors (the "Audit Committee") of Mac-Gray Corporation (the "Company") assists the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process and of the Company's procedures for compliance with legal and regulatory requirements. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's external independent auditor.

    This Charter is accepted by the Board of Directors on May 24, 2000.

II. AUDIT COMMITTEE COMPOSITION

    The Audit Committee shall consist of at least two members (three members after June 1, 2001) who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Sections 303.01 and 303.02 of the New York Stock Exchange Listed Company Manual. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. MEETINGS

    The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV. AUDIT COMMITTEE ACTIVITIES

    The principal activities of the Audit Committee will generally include the following:

    A.  REVIEW OF CHARTER

    - Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

    B.  AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

    - Review the overall external audit plan with the independent auditor and the members of management who are responsible for maintaining the Company's accounts and preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

    - Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

     (i) the Company's annual audited financial statements, including any significant financial reporting issues which have arisen in connection with the preparation of such audited financial statements;

     (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements; and

    (iii) major changes in and other questions regarding accounting and auditing principles and procedures.

    - Obtain from the independent auditors assurance that it will inform the Company's management concerning any information that comes to its attention indicating that an illegal act has or may have occurred that could have a material effect on the Company's financial statements and assure that such information has been conveyed to the Audit Committee.

    - Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering:

     (i) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

     (ii) any changes required by the auditor in the scope or performance of the Company's internal audit.

    - Consider and approve, if appropriate, major changes to the Company's accounting principles and practices proposed by management. Discuss with the independent accountants any significant changes in auditing standards or their audit scope.

    - Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61") as amended.

    - Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61 as amended, and (3) with the independent auditor concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K.

    - Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standards No. 1, and review and discuss with the independent auditor the independent auditor's independence.

    - Prepare the Audit Committee report required by Item 306 of Schedule 14A of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

    C.  UNAUDITED QUARTERLY FINANCIAL STATEMENTS

    - Review and discuss with management and the independent auditor the Company's quarterly financial statements. Such review shall include discussions by the Chairman of the Audit Committee or the Audit Committee with the independent auditor of such issues as may be brought to the Chairman's or Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

    D. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

    - Recommend to the Board the appointment of the independent auditor.

    - Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee.

    - Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the independent auditor.

    - Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

    - Require that the independent auditor provide the Audit Committee with periodic reports regarding the auditor's independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditor and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditor, and if necessary in the judgment of the Audit Committee, the Committee shall recommend that the Board take appropriate action to ensure the independence of the auditor or replace the auditor.

    E.  MATTERS RELATING TO THE INDEPENDENCE OF THE AUDIT COMMITTEE

    - Periodically review the independence of each member of the Audit Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or any other matter that may have caused or may in the future cause the Company to fail to comply with the requirements set forth in
      Section 303.01 and 303.02 of the New York Stock Exchange Listed Company Manual.

    F.  GENERAL

    - The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

    - Perform such other oversight functions as may be requested by the Board.

    - In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

    - Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extend of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                              MAC-GRAY CORPORATION

                                 MAY 23, 2001


                       ---------------------------------
                               ADMISSION TICKETS
                       ---------------------------------

** IF YOU PLAN ON ATTENDING THE ANNUAL MEETING, PLEASE DETACH THIS TICKET, VOTE AND SIGN YOUR PROXY CARD AND BRING THIS TICKET TO THE ANNUAL MEETING WITH A FORM OF PERSONAL IDENTIFICATION.**

                       ---------------------------------
                           PROXY VOTING INSTRUCTIONS
                       ---------------------------------

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.


                                                     ------------------------
YOUR CONTROL NUMBER IS  ------------
                                                     ------------------------




                Please Detach and Mail in the Envelope Provided


---------------------------------------------------------------------------------------------------------------------------------
        Please mark your
A  /X/  votes as in this
        example.


               For All Nominees
                 (except as
               marked to the
               contrary below)  Withheld                                                                    FOR   AGAINST  ABSTAIN

1. Election of      / /           / /      Nominees:                2. 2001 Employee Stock Purchase Plan    / /     / /      / /
   Directors                               John P. Leydon
                                           William M. Crozier, Jr.
NOTE: If you do not wish to vote for a                              3. In their discretion, the proxies are authorized to vote
particular nominee, mark the "FOR" box and                             upon such other business as may properly come before the
strike a line through the name(s) of the                               meeting or at any adjournment(s) thereof.
nominee(s). Your shares will be voted for
the remaining nominee(s).
                                                                    HAS YOUR ADDRESS CHANGED?        DO YOU HAVE ANY COMMENTS?
_________________________________________
                                                                    _____________________________    _____________________________
                                                                    _____________________________    _____________________________
                                                                    _____________________________    _____________________________


                                                                    PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE
                                                                    ENCLOSED ENVELOPE.



Stockholder sign here ______________________________ Co-Owner sign here _________________________________  Date: _________________

NOTE: Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally.
Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


-------------------------------------------------------------------------------

                              MAC-GRAY CORPORATION

    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2001

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND
             MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING

The undersigned stockholder(s) of Mac-Gray Corporation, a Delaware corporation (the "Company"), hereby appoints Mr. Stewart G. MacDonald and Mr. Michael J. Shea as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on May 23, 2001 at 9:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting, as a holder of common shares of the Company, par value $.01 per share (the "Shares"), held of record by the undersigned on March 30, 2001, and otherwise to represent the undersigned at the meeting with all powers of the undersigned as if the undersigned were present and voting the Shares. The Board of Directors of the Company recommends a vote FOR the election of the nominees for director listed on the reverse side of this proxy card and a vote FOR the approval of the Company's 2001 Employee Stock Purchase Plan. The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED, AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S), IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS PROXY CARD, "FOR" THE APPROVAL OF THE COMPANY'S 2001 EMPLOYEE STOCK PURCHASE PLAN AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                  (Continued and to be signed on other side)
-------------------------------------------------------------------------------